UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 11, 2015 (March 4, 2015)

Republic Services, Inc.

(Exact name of registrant as specified in charter)

Delaware

(State or other jurisdiction

of incorporation)

1-14267	65-0716904
(Commission File Number)	(IRS Employer Identification No.)

18500 North Allied Way Phoenix, Arizona	85054
(Address of principal executive offices)	(Zip Code)

(480) 627-2700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 8.01.	OTHER EVENTS.

On March 11, 2015, Republic Services, Inc. (“Republic”) completed an underwritten public offering of $500,000,000 aggregate principal amount of 3.20% notes due March 15, 2025 (the “Notes”). The Notes were issued pursuant to an Indenture, dated as of November 25, 2009, between Republic and U.S. Bank National Association, as trustee, as supplemented by the Fourth Supplemental Indenture, dated March 11, 2015. The Notes are unsubordinated and unsecured obligations of Republic. Republic expects to use all of the $493.4 million of net proceeds to refinance debt incurred in connection with Republic’s acquisition of all of the outstanding equity interests of Tervita, LLC, an environmental waste solutions subsidiary of Tervita Corporation, in the first quarter of 2015 for approximately $485 million and other 2015 acquisitions.

In connection with the issuance and sale of the Notes, Republic entered into an Underwriting Agreement, dated as of March 4, 2015, with Barclays Capital Inc., J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named therein, which is filed as Exhibit 1.1 hereto.

The Notes have been registered under the Securities Act of 1933 (the “Act”) pursuant to a Registration Statement on Form S-3 (No. 333-195485) (the “Registration Statement”) previously filed with the Securities and Exchange Commission by Republic under the Act.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Republic hereby files the following exhibits to, and incorporates such exhibits by reference in, the Registration Statement and as supplemented by the Prospectus Supplement dated March 4, 2015 which was filed on March 5, 2015:

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of March 4, 2015, among Republic Services, Inc. and Barclays Capital Inc., J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named therein.

4.1	Fourth Supplemental Indenture, dated as of March 11, 2015, to the Indenture, dated as of November 25, 2009, between Republic Services, Inc. and U.S. Bank National Association, as trustee, including the form of 3.20% Notes due 2025.

5.1	Opinion of Mayer Brown LLP, as to the validity of the Notes.

23.1	Consent of Mayer Brown LLP (contained in Exhibit 5.1 hereto).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 11, 2015

REPUBLIC SERVICES, INC.

By:	/s/ Charles F. Serianni
Charles F. Serianni
Executive Vice President and Chief Financial
Officer (Principal Financial Officer)

By:	/s/ Brian A. Goebel
Brian A. Goebel
Vice President and Chief Accounting
Officer (Principal Accounting Officer)

Exhibit 1.1

EXECUTION COPY

REPUBLIC SERVICES, INC.

UNDERWRITING AGREEMENT

March 4, 2015

Barclays Capital Inc.

J.P. Morgan Securities LLC

Merrill Lynch, Pierce, Fenner & Smith

                     Incorporated

As Representatives of the several Underwriters

Named in Schedule A hereto

c/o Barclays Capital Inc.

745 Seventh Avenue

New York, New York 10019

c/o J.P. Morgan Securities LLC

383 Madison Avenue

New York, New York 10179

c/o Merrill Lynch, Pierce, Fenner & Smith

                            Incorporated

One Bryant Park

New York, New York 10036

Ladies and Gentlemen:

Introductory. Republic Services, Inc., a Delaware corporation (the “Company”), proposes to issue and sell to the several Underwriters named in Schedule A (the “Underwriters”), acting severally and not jointly, the respective amounts set forth in such Schedule A of $500,000,000 aggregate principal amount of the Company’s 3.20% Notes due 2025 (the “Securities”). Barclays Capital Inc., J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated have agreed to act as representatives of the several Underwriters (in such capacity, the “Representatives”) in connection with the offering and sale of the Securities.

The Securities will be issued pursuant to an indenture (the “Base Indenture”), dated as of November 25, 2009, between the Company and U.S. Bank National Association, as trustee (the “Trustee”). Certain terms of the Securities will be established pursuant to a fourth supplemental indenture to the Base Indenture to be entered between the Company and the Trustee and dated as of the Closing Date (as defined herein) (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”). The Securities will be issued in book-entry form in the name of

Cede & Co., as nominee of The Depository Trust Company (the “Depositary”), pursuant to the Letter of Representations dated March 18, 2005 (the “DTC Agreement”), between the Company and the Depositary.

The Company has prepared and filed with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (collectively, the “Securities Act”), a registration statement on Form S-3 (File No. 333-195485), including a base prospectus, relating to debt securities that may be offered from time to time by the Company. Such registration statement, as amended as of the date hereof, including the information, if any, deemed pursuant to Rule 430A, 430B or 430C under the Securities Act to be part of the registration statement (“Rule 430 Information”), is referred to herein as the “Registration Statement”; and as used herein, the term “Preliminary Prospectus” means the preliminary prospectus supplement, dated March 4, 2015, together with the base prospectus included therein dated April 25, 2014, and the term “Prospectus” means the prospectus in the form first used (or made available upon request of purchasers pursuant to Rule 173 under the Securities Act) in connection with confirmation of sales of the Securities, which is the final prospectus supplement, dated March 4, 2015, together with the base prospectus included therein dated April 25, 2014. If the Company has filed an abbreviated registration statement pursuant to Rule 462(b) under the Securities Act (the “Rule 462 Registration Statement”), then any reference herein to the term “Registration Statement” shall be deemed to include such Rule 462 Registration Statement. Any reference in this Agreement to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents that are or are deemed to be incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act, as of the effective date of the Registration Statement or the date of such Preliminary Prospectus or the Prospectus, as the case may be, and any reference to “amend”, “amendment” or “supplement” with respect to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after such date under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder (collectively, the “Exchange Act”) that are or are deemed to be incorporated by reference therein. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Registration Statement and the Prospectus.

At or prior to 2:05 p.m. New York City time on the date hereof (the “Time of Sale”), the Company prepared the following information (collectively, the “Time of Sale Information”): (i) the Preliminary Prospectus and (ii) each “free-writing prospectus” (as defined pursuant to Rule 405 under the Securities Act) listed on Exhibit C hereto as constituting part of the Time of Sale Information.

The Company hereby confirms its agreements with the Underwriters as follows:

SECTION 1. Representations and Warranties of the Company.

The Company hereby represents, warrants and covenants to each Underwriter as of the date hereof, as of the Time of Sale and as of the Closing Date (in each case, a “Representation Date”), as follows:

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(a) Registration Statement and Prospectus. The Registration Statement is an “automatic shelf registration statement” as defined under Rule 405 of the Securities Act that has been filed with the Commission not earlier than three years prior to the date hereof. No notice of objection of the Commission to the use of such registration statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Securities Act has been received by the Company. No order suspending the effectiveness of the Registration Statement has been issued by the Commission and to the knowledge of the Company no proceeding for that purpose or pursuant to Section 8A of the Securities Act against the Company or related to the offering has been initiated or threatened by the Commission. As of the applicable effective date of the Registration Statement and any amendment thereto, the Registration Statement complied and will comply in all material respects with the Securities Act and the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission promulgated thereunder (collectively, the “Trust Indenture Act”), and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading. As of the date of the Prospectus and any amendment or supplement thereto and as of the Closing Date, the Prospectus will comply in all material respects with the Securities Act and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representation and warranty with respect to (i) that part of the Registration Statement that constitutes the Statements of Eligibility and Qualification (Form T-1s) of the trustees under the Trust Indenture Act or (ii) any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in the Registration Statement and the Prospectus and any amendment or supplement thereto.

(b) Time of Sale Information. The Time of Sale Information, at the Time of Sale, did not, and at the Closing Date will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in such Time of Sale Information.

(c) Issuer Free Writing Prospectus. The Company (including its agents and representatives, other than the Underwriters in their capacity as such) has not prepared, made, used, authorized, approved or referred to and will not prepare, make, use, authorize, approve or refer to any “written communication” (as defined in Rule 405 under the Securities Act) that constitutes an offer to sell or solicitation of an offer to buy the Securities (each such communication by the Company or its agents and representatives (other than a communication referred to in clauses (i) (ii) and (iii) below) an “Issuer Free Writing Prospectus”) other than (i) any document not constituting a prospectus pursuant to Section 2(a)(10)(a) of the Securities Act or Rule 134 under the Securities Act, (ii) the Preliminary Prospectus, (iii) the Prospectus, (iv) each “free-writing prospectus” listed on Exhibit C hereto as constituting part of the Time of Sale Information and (v) any electronic road show or other written communication, in each case

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approved in writing in advance by the Representatives. Each such Issuer Free Writing Prospectus complied in all material respects with the Securities Act, has been or will be (within the time period specified in Rule 433) filed in accordance with the Securities Act (to the extent required thereby) and, when taken together with the Preliminary Prospectus accompanying, or delivered prior to delivery of, or filed prior to the first use of such Issuer Free Writing Prospectus, did not, and at the Closing Date will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representation and warranty with respect to any statements or omissions made in each such Issuer Free Writing Prospectus in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in any Issuer Free Writing Prospectus.

(d) Incorporated Documents. The documents incorporated or deemed to be incorporated by reference in the Registration Statement, the Prospectus and the Time of Sale Information (i) at the time they were or hereafter are filed with the Commission, complied or will comply in all material respects with the requirements of the Exchange Act and (ii) when read together with the other Time of Sale Information, at the Time of Sale, and when read together with the other information in the Prospectus, at the date of the Prospectus and at the Closing Date, did not or will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(e) Status under the Securities Act. The Company is not an ineligible issuer and is a well-known seasoned issuer, in each case as defined under the Securities Act, in each case at the times specified in the Securities Act in connection with the offering of the Securities.

(f) The Underwriting Agreement, This Agreement has been duly authorized, executed and delivered by the Company.

(g) The Indenture and the DTC Agreement. Each of the Base Indenture and the Supplemental Indenture has been duly authorized by the Company. The Base Indenture has been duly executed and delivered by the Company and, on the Closing Date, the Supplemental Indenture will have been duly executed and delivered by the Company. On the Closing Date, the Indenture will constitute a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles. The Indenture has been duly qualified under the Trust Indenture Act. The DTC Agreement has been duly authorized, executed and delivered by, and constitutes a valid and binding agreement of, the Company, enforceable in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

(h) Authorization of the Securities. The Securities to be purchased by the Underwriters from the Company will be in the form contemplated by the Indenture, have been

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duly authorized by the Company for issuance and sale pursuant to this Agreement and the Indenture and, at the Closing Date, will have been duly executed by the Company and, when authenticated in the manner provided for in the Indenture and delivered against payment of the purchase price therefor, will constitute valid and binding obligations of the Company, enforceable in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles, and will be entitled to the benefits of the Indenture.

(i) Description of the Securities and the Indenture. The Securities and the Indenture conform or will conform in all material respects to the respective descriptions thereof contained in the Registration Statement, the Time of Sale Information and the Prospectus.

(j) Accuracy of Statements. The statements in each of the Registration Statement, the Time of Sale Information and the Prospectus under the captions “Description of Notes” and “Material United States Federal Income Tax Considerations,” in each case insofar as such statements constitute a summary of the legal matters or documents referred to therein, fairly present and summarize, in all material respects, the matters referred to therein.

(k) No Material Adverse Change. Except as otherwise disclosed in the Time of Sale Information, subsequent to the respective dates as of which information is given in the Time of Sale Information: (i) neither the Company nor any of its subsidiaries has sustained any loss or interference with their respective businesses from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, which loss or interference is material to the Company and its subsidiaries, considered as one entity; and (ii) there has been no material adverse change, or any development that would reasonably be expected to result in a material adverse change, in the condition, financial or otherwise, or in the business, properties, results of operations or prospects, whether or not arising from transactions in the ordinary course of business, of the Company and its subsidiaries, considered as one entity (any such change is called a “Material Adverse Change”).

(l) Independent Accountants. The Company’s independent registered public accounting firm, which has expressed its opinion with respect to the Company’s audited financial statements included or incorporated by reference in the Registration Statement, the Time of Sale Information and the Prospectus, is an independent public accountant with respect to the Company as required by the Securities Act and the Exchange Act and is an independent registered public accounting firm registered with the Public Company Accounting Oversight Board.

(m) Preparation of the Financial Statements. The financial statements together with the related notes thereto included or incorporated by reference in the Registration Statement, the Time of Sale Information and the Prospectus present fairly the consolidated financial position of the Company and its subsidiaries as of and at the dates indicated and the results of their operations and cash flows for the periods specified. Such financial statements have been prepared in conformity with generally accepted accounting principles (“GAAP”) as applied in the United States applied on a consistent basis throughout the periods involved, except as may be expressly stated in the related notes thereto. The summary historical consolidated financial data

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included in the Registration Statement, the Time of Sale Information and the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements incorporated by reference in the Registration Statement, the Time of Sale Information and the Prospectus. There are no financial statements that are required to be included in the Registration Statement, the Time of Sale Information or the Prospectus that are not included or incorporated by reference as required. The interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Registration Statement, the Time of Sale Information and the Prospectus present fairly the information called for in all material respects and have been prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(n) Incorporation and Good Standing of the Company and its Subsidiaries. Each of the Company and its significant subsidiaries (as defined in Rule 1-02(10) of Regulation S-X, the “Significant Subsidiaries”) has been duly incorporated or formed and is validly existing as a corporation, limited liability company, partnership or other legal entity, as the case may be, in good standing under the laws of the jurisdiction of its incorporation or formation, and each has the corporate, limited liability company, partnership or other power and authority to own or lease, as the case may be, and operate its properties and to conduct its business as described in the Registration Statement, the Time of Sale Information and the Prospectus and, in the case of the Company, to enter into and perform its obligations under this Agreement. Each of the Company and each Significant Subsidiary is duly qualified as a foreign corporation, limited liability company, partnership or other legal entity to transact business and is in good standing or equivalent status in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except for such jurisdictions where the failure to so qualify or to be in good standing would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change. All of the issued and outstanding shares of capital stock of each subsidiary of the Company have been duly authorized and validly issued, are fully paid and nonassessable and, except in the case of subsidiaries set forth on Exhibit D hereto, are owned by the Company, directly or through its subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance or claim. The Company does not have any subsidiary not listed on Exhibit 21.1 to the Company’s most recent Annual Report on Form 10-K which is required to be so listed.

(o) Capitalization and Other Capital Stock Matters. The authorized, issued and outstanding capital stock of the Company is as set forth in the Company’s most recent Annual Report on Form 10-K incorporated by reference in the Time of Sale Information and the Prospectus (other than for subsequent issuances, if any, pursuant to employee benefit plans or upon exercise of outstanding options, in each case, described in the documents incorporated by reference in the Registration Statement, the Time of Sale Information and the Prospectus, as the case may be, and other than for subsequent purchases of capital stock pursuant to publicly announced share repurchase programs).

(p) Non-Contravention of Existing Instruments; No Further Authorizations or Approvals Required. None of the Company or any of its subsidiaries is (i) in violation of or in default under (or, with the giving of notice or lapse of time or both, would be in default) (“Default”) its articles of incorporation, charter, by-laws, limited liability company agreement or limited partnership agreement, as applicable, (ii) in Default under any indenture, mortgage, loan

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or credit agreement, deed of trust, note, contract, franchise, lease or other agreement, obligation, condition, covenant or instrument to which it or any of its subsidiaries is a party or by which it or any of them may be bound or to which any of the property or assets of it or any of its subsidiaries is subject (each, an “Existing Instrument”) or (iii) in violation of any statute, law, rule, regulation, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any of its subsidiaries or any of their properties, as applicable, except, with respect to clauses (ii) and (iii) only, for such Defaults or violations as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change. The execution, delivery and performance by the Company of this Agreement and the Indenture and consummation of the transactions contemplated hereby and thereby (i) have been duly authorized by all necessary corporate action by the Company and will not result in any Default under the articles of incorporation, charter, bylaws, limited liability company or limited partnership agreement of the Company or any of its subsidiaries, (ii) will not conflict with or constitute a breach of, or Default or a Debt Repayment Triggering Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, or require the consent of any other party to, any Existing Instrument, and (iii) will not result in any violation of any statute, law, rule, regulation, judgment, order or decree applicable to the Company or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any of its subsidiaries or any of their respective properties except, with respect to clauses (ii) and (iii) only, for such conflicts, Defaults, Debt Repayment Triggering Events or violations as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change or adversely affect the consummation of the transactions contemplated by this Agreement. No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental or regulatory authority or agency is required for the execution, delivery and performance by the Company of this Agreement or the Indenture or consummation of the transactions contemplated hereby (including the issuance and sale of the Securities), except such as have been obtained or made by the Company and are in full force and effect under the Securities Act, and except for such consents, approvals, authorizations, orders, registrations or filings as may be required under applicable state securities or blue sky laws or foreign securities laws. As used herein, a “Debt Repayment Triggering Event” means any event or condition which gives, or with the giving of notice or lapse of time or both would give, the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) issued by the Company or any of its subsidiaries, the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any of its subsidiaries.

(q) No Material Actions or Proceedings. Except as disclosed in the Registration Statement, the Time of Sale Information and the Prospectus, there are no legal or governmental actions, suits or proceedings pending or, to the best of the Company’s knowledge, threatened (i) against or affecting the Company or any of its subsidiaries, (ii) which has as the subject thereof any officer or director of, or property owned or leased by, the Company or any of its subsidiaries or (iii) relating to environmental or discrimination matters related to the Company or any of its subsidiaries, where any such action, suit or proceeding, if determined adversely, would, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change or adversely affect the consummation of the transactions contemplated by this Agreement.

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(r) Labor Matters. No material dispute with the employees of the Company or any of its subsidiaries exists, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or its subsidiaries’ principal suppliers, contractors or customers, that in either case would, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change.

(s) All Necessary Permits, etc. The Company and each of its subsidiaries possess such valid and current certificates, authorizations, permits, licenses, approvals, consents and other authorizations issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct their respective businesses, and none of the Company or any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of or non-compliance with, any such certificate, authorization, permit, license, approval, consent or other authorization which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to result in a Material Adverse Change.

(t) Title to Properties. Except as otherwise disclosed in the Registration Statement, the Time of Sale Information and the Prospectus, the Company and each of its subsidiaries has good and marketable title to all the properties and assets reflected as owned in the financial statements referred to in Section 1(m) above (or elsewhere in the Registration Statement, the Time of Sale Information and the Prospectus), in each case free and clear of any security interests, mortgages, liens, encumbrances, equities, claims and other defects, except such as do not materially and adversely affect the value of such property and do not materially interfere with the use made or proposed to be made of such property by the Company or such subsidiary. The real property, improvements, equipment and personal property held under lease by the Company and any of its subsidiaries are held under valid and enforceable leases, with such exceptions as are not material and do not materially interfere with the use made or proposed to be made of such real property, improvements, equipment or personal property by the Company or any of its subsidiaries, as the case may be.

(u) Tax Law Compliance. The Company and its subsidiaries have filed all necessary federal, state, local and foreign income and franchise tax returns in a timely manner and have paid all taxes required to be paid by any of them and, if due and payable, any related or similar assessment, fine or penalty levied against any of them, except for any taxes, assessments, fines or penalties as may be being contested in good faith and by appropriate proceedings, except where a default to make such filings or payments would not reasonably be expected to result in a Material Adverse Change. The Company and its subsidiaries have made appropriate provisions in the applicable financial statements referred to in Section 1(m) above in respect of all federal, state, local and foreign income and franchise taxes for all current or prior periods as to which the tax liability of the Company or any of its subsidiaries has not been finally determined.

(v) Not an Investment Company. The Company is not, and after receipt of payment for the Securities and the application of the proceeds thereof as contemplated under the caption “Use of Proceeds” in the Time of Sale -Information and the Prospectus will not be, required to register as an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

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(w) Insurance. The Company and each of its subsidiaries are insured by recognized, financially sound and reputable institutions with policies in such amounts and with such deductibles and covering such risks as are generally deemed adequate and customary for their businesses. All policies of insurance insuring the Company or any of its subsidiaries or their respective businesses, assets, employees, officers and directors are in full force and effect.

(x) No Price Stabilization or Manipulation. None of Company or any of its subsidiaries has taken or will take, directly or indirectly, any action designed to or that would be reasonably expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

(y) Related Party Transactions. There are no business relationships or related-party transactions involving the Company or any of its subsidiaries or any other person required to be described in the Registration Statement, the Time of Sale Information and the Prospectus that have not been described as required.

(z) No Registration Rights. No person has the right to require the Company or any of its subsidiaries to register any securities for sale under the Securities Act by reason of the filing of the Registration Statement with the Commission or the issuance and sale of the Securities.

(aa) No Unlawful Contributions or Other Payments. None of the Company or any of its subsidiaries or, to the best of the Company’s knowledge, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the FCPA, including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA, and the Company and its subsidiaries and, to the best of the Company’s knowledge, their affiliates have conducted their businesses in compliance with the FCPA and have, to the extent necessary, instituted and maintained policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

“FCPA” means the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder

(bb) No Conflict with Money Laundering Laws. The operations of the Company and its subsidiaries are and have been conducted at all times in compliance in all material respects with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its

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subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.

(cc) No Conflict with OFAC Laws. None of the Company or any of its subsidiaries nor, to the best knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”). The Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds, to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(dd) Compliance with Environmental Laws. Except as otherwise disclosed in the Registration Statement, the Time of Sale Information and the Prospectus: (i) none of the Company or any of its subsidiaries is in violation of any federal, state, local or foreign law, regulation, order, permit or other requirement relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including without limitation, laws and regulations relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum and petroleum products (collectively, “Materials of Environmental Concern”), or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Materials of Environment Concern (collectively, “Environmental Laws”), which violation includes, but is not limited to, noncompliance with any permits or other governmental authorizations required for the operation of the business of the Company and its subsidiaries under applicable Environmental Laws, or noncompliance with the terms and conditions thereof, nor has the Company or any of its subsidiaries received any written communication that alleges that the Company or any of its subsidiaries is in violation of any Environmental Law, except in each case as would not, individually or in the aggregate, reasonably be expected to result in Material Adverse Change; (ii) there is no claim, action or cause of action filed with a court or governmental authority, no investigation with respect to which the Company or any of its subsidiaries has received written notice, and no written notice by any person or entity to the Company or any of its subsidiaries alleging potential liability for investigatory costs, cleanup costs, governmental responses costs, natural resources damages, property damages, personal injuries, attorneys’ fees or penalties arising out of based on or resulting from the presence, or release into the environment, of any Material of Environmental Concern at any location owned, leased or operated by the Company or any of its subsidiaries, now or in the past (collectively, “Environmental Claims”), pending or, to the best knowledge of the Company, threatened against the Company or any of its subsidiaries, except as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change; and (iii) to the best knowledge of the Company, there are no past, present or anticipated future actions, activities, circumstances, conditions, events or incidents, including, without limitation, the release, emission, discharge, presence or disposal of any Material of Environmental Concern, that reasonably would be expected to result in a violation of any Environmental Law, require expenditures to be incurred pursuant to Environmental Law, or form the basis of a potential Environmental claim against the Company or any of its subsidiaries, except as would not individually or in the aggregate, reasonably be expect to result in a Material Adverse Change.

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(ee) Sarbanes-Oxley Compliance. There is and has been no failure on the part of the Company and any of the Company’s directors or officers, in their capacities as such, to comply in any material respect with any applicable provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the “Sarbanes-Oxley Act”), including Section 402 related to loans and Sections 302 and 906 related to certifications.

(ff) Company’s Accounting System. The Company and its subsidiaries maintain effective internal control over financial reporting, as such term is defined in Rule 13a-15(f) under the Exchange Act.

(gg) Internal Controls and Procedures. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(hh) No Material Weakness in Internal Controls. Except as disclosed in the Registration Statement, the Time of Sale Information and the Prospectus, since the end of the Company’s most recent audited fiscal year, there has been (i) no material weakness in the Company’s internal control over financial reporting (whether or not remediated) and (ii) no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(ii) Disclosure Controls and Procedures. The Company maintains an effective system of “disclosure controls and procedures” (as defined in Rule 13a-15(e) of the Exchange Act). The Company has carried out evaluations of the effectiveness of its disclosure controls and procedures as required by Rule 13a-15 of the Exchange Act.

Any certificate signed by an officer of the Company and delivered to the Representatives or to counsel for the Underwriters shall be deemed to be a representation and warranty by the Company to each Underwriter as to the matters set forth therein.

SECTION 2. Purchase, Sale and Delivery of the Securities.

(a) The Securities. The Company agrees to issue and sell to the several Underwriters, severally and not jointly, all of the Securities upon the terms herein set forth. On the basis of the representations, warranties and agreements herein contained, and upon the terms but subject to the conditions herein set forth, the Underwriters agree, severally and not jointly, to purchase from the Company the aggregate principal amount of Securities set forth opposite their names on Schedule A at a purchase price of 98.934% of the principal amount thereof, plus accrued interest, if any, from March 11, 2015, payable on the Closing Date. The Company will not be obligated to deliver any of the Securities except upon payment for all the Securities to be purchased as provided herein.

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(b) The Closing Date. Delivery of certificates for the Securities in global form to be purchased by the Underwriters and payment therefor shall be made at the offices of counsel for the Representatives (or such other place as may be agreed to by the Company and the Representatives) at 9:00 a.m., New York City time, on March 11, 2015, or such other time and date as the Representatives and the Company shall mutually agree (the time and date of such closing are called the “Closing Date”).

(c) Offering of the Securities. The Representatives hereby advise the Company that the Underwriters intend to make a public offering, in the manner described in the Time of Sale Information and the Prospectus, of their respective portions of the Securities as soon after the execution and delivery of this Agreement as the Representatives, in their sole judgment, have determined is advisable and practicable.

(d) Payment for the Securities. Payment for the Securities shall be made on the Closing Date by wire transfer of immediately available funds to the order of the Company.

It is understood that the Representatives have been authorized, for their own accounts and for the accounts of the several Underwriters, to accept delivery of and receipt for, and make payment of the purchase price for, the Securities that the Underwriters have agreed to purchase. The Representatives may (but shall not be obligated to) make payment for any Securities to be purchased by any Underwriter whose funds shall not have been received by the Representatives by the Closing Date for the account of such Underwriter, but any such payment shall not relieve such Underwriter from any of its obligations under this Agreement.

(e) Delivery of the Securities. The Company shall deliver, or cause to be delivered, the Securities through the facilities of the Depositary to the Representatives for the accounts of the several Underwriters on the Closing Date, against the irrevocable release of a wire transfer of immediately available funds for the amount of the purchase price therefor. The certificates for the Securities in global form shall be registered in the name of a nominee for the Depositary and shall be made available for inspection on the business day preceding the Closing Date. Time shall be of the essence, and delivery at the time and place specified in this Agreement is a further condition to the obligations of the Underwriters.

SECTION 3. Covenants of the Company.

The Company covenants and agrees with each Underwriter as follows:

(a) Preparation of Final Prospectus; Underwriters’ Review of Proposed Amendments and Supplements. The Company will file the final Prospectus with the Commission within the time periods specified by Rule 424(b) and Rule 430A, 430B or 430C under the Securities Act, will file any Issuer Free Writing Prospectus (including the Pricing Term Sheet in the form of Exhibit B hereto) to the extent required by Rule 433 under the Securities Act, and will file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities. The Company will furnish copies of the Prospectus and each Issuer Free Writing Prospectus (to the extent not previously

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delivered) to the Underwriters in New York City prior to 10:00 A.M., New York City time, on the second business day next succeeding the date of this Agreement in such quantities as the Representatives may reasonably request. The Company will pay the registration fees for this offering within the time period required by Rule 456(b)(1)(i) under the Securities Act (without giving effect to the proviso therein) and in any event prior to the Closing Date. Before using, authorizing, approving, referring to or filing any Issuer Free Writing Prospectus, and before filing any amendment or supplement to the Registration Statement or the Prospectus prior to the completion of the offering of the Securities, the Company will furnish to the Representatives and counsel for the Underwriters a copy of the proposed Issuer Free Writing Prospectus, amendment or supplement for review and will not use, authorize, approve, refer to or file any such Issuer Free Writing Prospectus or file any such proposed amendment or supplement to which the Representatives have reasonably and promptly objected; provided, however, that nothing herein shall prohibit the Company from filing any document pursuant to the Exchange Act so long as the Underwriters have been (x) provided with notice of the Company’s intention to make such filing as soon as practicable and (y) furnished with a copy of the proposed filing in advance of the filing thereof with the Commission.

(b) Amendments and Supplements to the Prospectus and Other Securities Act Matters. If, prior to the later of (x) the Closing Date and (y) the end of the Prospectus Delivery Period (as defined below), any event shall occur or condition exist as a result of which (i) the Time of Sale Information (prior to the Closing Date) or the Prospectus (prior to the later of the Closing Date and the end of the Prospectus Delivery Period), in both cases as then amended or supplemented, would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances, not misleading or (ii) it is necessary to amend or supplement the Time of Sale Information (prior to the Closing Date) or the Prospectus (prior to the later of the Closing Date and the end of the Prospectus Delivery Period) to comply with law, the Company will promptly notify the Underwriters thereof and forthwith prepare and, subject to paragraph (a) above, file with the Commission (to the extent required) and furnish to the Underwriters and to such dealers as the Representatives may designate, such amendments or supplements to the Time of Sale Information (prior to the Closing Date) or the Prospectus (prior to the later of the Closing Date and the end of the Prospectus Delivery Period) as may be necessary so that the statements in the Time of Sale Information (prior to the Closing Date) or the Prospectus (prior to the later of the Closing Date and the end of the Prospectus Delivery Period), in both cases as so amended or supplemented will not, in the light of the circumstances, be misleading or so that the Time of Sale Information (prior to the Closing Date) or the Prospectus (prior to the later of the Closing Date and the end of the Prospectus Delivery Period) will comply with law.

The Company hereby expressly acknowledges that the indemnification and contribution provisions of Sections 8 and 9 hereof are specifically applicable and relate to each registration statement, prospectus, amendment or supplement referred to in this Section 3.

(c) Copies of the Registration Statement, the Time of Sale Information and the Prospectus. The Company agrees to furnish the Underwriters, without charge, as many copies of the Registration Statement, the Time of Sale Information and the Prospectus and any amendments and supplements thereto as they shall have reasonably requested through the later of the Closing Date and the end of the Prospectus Delivery Period. As used herein, the term

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“Prospectus Delivery Period” means such period of time after the first date of the public offering of the Securities as in the opinion of counsel for the Underwriters a prospectus relating to the Securities is required by law to be delivered (or required to be delivered but for Rule 172 under the Securities Act) in connection with sales of the Securities by any Underwriter or dealer.

(d) Notice to the Representatives. Prior to the end of the Prospectus Delivery Period, the Company will advise the Representatives promptly, and confirm such advice in writing: (i) when any amendment to the Registration Statement has been filed or becomes effective; (ii) when any supplement to the Prospectus or any amendment to the Prospectus or any Issuer Free Writing Prospectus has been filed; (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or the receipt of any comments from the Commission relating to the Registration Statement or any other request by the Commission for any additional information; (iv) of the issuance by the Commission of any order suspending the effectiveness of the Registration Statement or preventing or suspending the use of any Preliminary Prospectus or the Prospectus or the initiation or threatening of any proceeding for that purpose or pursuant to Section 8A of the Securities Act; (v) of the occurrence of any event within the Prospectus Delivery Period as a result of which the Prospectus, the Time of Sale Information or any Issuer Free Writing Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances existing when the Prospectus, the Time of Sale Information or any such Issuer Free Writing Prospectus is delivered to a purchaser, not misleading; (vi) of the receipt by the Company of any notice of objection of the Commission to the use of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Securities Act; and (vii) of the receipt by the Company of any notice with respect to any suspension of the qualification of the Securities for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and the Company will use its reasonable best efforts to prevent the issuance of any such order suspending the effectiveness of the Registration Statement, preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending any such qualification of the Securities and, if any such order is issued, will obtain as soon as possible the withdrawal thereof.

(e) Blue Sky Compliance. The Company shall cooperate with the Representatives and counsel for the Underwriters to qualify or register the Securities for sale under (or obtain exemptions from the application of) the state securities or blue sky laws of those jurisdictions designated by the Representatives, shall comply with such laws and shall continue such qualifications, registrations and exemptions in effect so long as required for the distribution of the Securities. The Company shall not be required to qualify to transact business or to take any action that would subject it to general service of process in any such jurisdiction where it is not presently qualified or where it would be subject to taxation as a foreign business.

(f) Use of Proceeds. The Company shall apply the net proceeds from the sale of the Securities sold by it in the manner described under the caption “Use of Proceeds” in the Time of Sale Information and the Prospectus.

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(g) Depositary. The Company will cooperate with the Underwriters and use its best efforts to permit the Securities to be eligible for clearance and settlement through the facilities of the Depositary.

(h) Periodic Reporting Obligations. Prior to the end of the Prospectus Delivery Period, the Company shall file, on a timely basis, with the Commission all reports and documents required to be filed under Section 13 or 15 of the Exchange Act. The Company will make generally available to its security holders and the Representatives as soon as practicable an earning statement that satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 of the Commission promulgated thereunder covering a period of at least twelve months beginning with the first fiscal quarter of the Company occurring after the “effective date” (as defined in Rule 158) of the Registration Statement.

(i) Agreement Not to Offer or Sell Additional Securities. During the period commencing on the date hereof and ending on the Closing Date, the Company and its subsidiaries will not, without the prior written consent of the Representatives (which consent may be withheld at the sole discretion of the Representatives), directly or indirectly, sell, offer, contract or grant any option to sell, pledge, transfer or establish an open “put equivalent position” within the meaning of Rule 16a-1(h) under the Exchange Act, or otherwise dispose of or transfer, or announce the offering of, or file any registration statement under the Securities Act in respect of any debt securities of the Company or any of its subsidiaries similar to the Securities or securities exchangeable for or convertible into debt securities similar to the Securities (other than as contemplated by this Agreement with respect to the Securities).

(j) No Manipulation of Price. The Company and its subsidiaries will not take, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, under the Exchange Act or otherwise, the stabilization or manipulation of the price of any securities of the Company or its subsidiaries to facilitate the sale or resale of the Securities.

(k) Record Retention. The Company will, pursuant to reasonable procedures developed in good faith, retain copies of each Issuer Free Writing Prospectus that is not filed with the Commission in accordance with Rule 433 under the Securities Act.

The Representatives, on behalf of the several Underwriters, may, in their sole discretion, waive in writing the performance by the Company of any one or more of the foregoing covenants or extend the time for their performance.

SECTION 4. Payment of Expenses. The Company agrees to pay all costs, fees and expenses incurred in connection with the performance of its obligations hereunder and in connection with the transactions contemplated hereby, including without limitation: (i) all expenses incident to the issuance and delivery of the Securities (including all printing and engraving costs); (ii) all necessary issue, transfer and other stamp taxes in connection with the issuance and sale of the Securities; (iii) all fees and expenses of the Company’s counsel, independent public or certified public accountants and other advisors; (iv) all costs and expenses incurred in connection with the preparation, printing, filing, shipping and distribution of the Registration Statement, the Preliminary Prospectus, any Issuer Free Writing Prospectus, any

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Time of Sale Information and the Prospectus, and all amendments and supplements thereto, and this Agreement, the Indenture, the DTC Agreement and the Securities; (v) all reasonable filing fees, attorneys’ fees and expenses incurred by the Company or the Underwriters in connection with qualifying or registering (or obtaining exemptions from the qualification or registration of) all or any part of the Securities for offer and sale under the state securities or blue sky laws and preparing a “Blue Sky Survey” or memorandum, and any supplements thereto; (vi) the fees and expenses of the Trustee, including the fees and disbursements of counsel for the Trustee in connection with the Indenture and the Securities; (vii) any fees payable in connection with the rating of the Securities with the ratings agencies; (viii) all fees and expenses (including reasonable fees and expenses of counsel) of the Company in connection with approval of the Securities by the Depositary for “book-entry” transfer; and (ix) all other fees, costs and expenses incurred in connection with the performance of its obligations hereunder for which provision is not otherwise made in this Section. Except as provided in this Section 4 and Sections 6, 8 and 9 hereof, the Underwriters shall pay their own expenses, including the fees and disbursements of their counsel.

SECTION 5. Conditions of the Obligations of the Underwriters. The obligations of the several Underwriters to purchase and pay for the Securities as provided herein on the Closing Date shall be subject to the accuracy of the representations and warranties on the part of the Company set forth in Section 1 hereof as of each Representation Date as though then made and to the timely performance by the Company of its covenants and other obligations hereunder, and to each of the following additional conditions:

(a) Registration Compliance; No Stop Order. No order suspending the effectiveness of the Registration Statement shall be in effect, and no proceeding for such purpose, pursuant to Rule 401(g)(2) or pursuant to Section 8A under the Securities Act, shall be pending before or threatened by the Commission. The Prospectus and each Issuer Free Writing Prospectus shall have been timely filed with the Commission under the Securities Act (in the case of an Issuer Free Writing Prospectus, to the extent required by Rule 433 under the Securities Act) and in accordance with Section 3(a) hereof. All requests by the Commission for additional information shall have been complied with to the reasonable satisfaction of the Representatives.

(b) Accountants’ Comfort Letter. On the date hereof, the Representatives shall have received from the Company’s independent registered public accountants a letter dated the date hereof addressed to the Underwriters, in form and substance reasonably satisfactory to the Representatives with respect to the audited and unaudited financial statements and certain financial information contained or incorporated by reference in the Registration Statement, the Time of Sale Information and the Prospectus.

(c) Bring-down Comfort Letter. On the Closing Date, the Representatives shall have received from the Company’s independent registered public accountants a letter dated such date, in form and substance reasonably satisfactory to the Representatives, to the effect that they reaffirm the statements made in the letter furnished by them pursuant to subsection (b) of this Section 5, except that the specified date referred to therein for the carrying out of procedures shall be no more than three business days prior to the Closing Date.

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(d) No Material Adverse Change or Ratings Agency Change. For the period from and after the date of this Agreement and prior to the Closing Date:

(i) in the judgment of the Representatives there shall not have occurred any Material Adverse Change;

(ii) there shall not have been any change or decrease specified in the letter of the Company’s independent registered public accountants referred to in paragraph (c) of this Section 5 which is, in the judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by this Agreement, the Time of Sale Information and the Prospectus; and

(iii) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any securities of the Company by any “nationally recognized statistical rating organization” as such term is defined in Section 3(a)(62) of the Exchange Act.

(e) Opinions of Counsel for the Company. On the Closing Date, the Representatives shall have received the favorable opinions and negative assurance letter of Mayer Brown LLP, counsel for the Company, dated as of such Closing Date, the forms of which are attached as Exhibits A-1 and A-2 and the favorable opinion of Michael P. Rissman, Executive Vice President and General Counsel of the Company, dated as of such Closing Date, the form of which is attached as Exhibit A-3.

(f) Opinion of Counsel for the Underwriters. On the Closing Date, the Representatives shall have received the favorable opinion and negative assurance letter of Freshfields Bruckhaus Deringer US LLP, counsel for the Underwriters, dated as of such Closing Date, with respect to such matters as may be reasonably requested by the Underwriters.

(g) Officers’ Certificate. On the Closing Date, the Representatives shall have received a written certificate executed by the Chairman of the Board, the Chief Executive Officer or the President of the Company and the Chief Financial Officer or Chief Accounting Officer of the Company, dated as of such Closing Date, to the effect that:

(i) the representations and warranties of the Company set forth in Section 1 of this Agreement are true and correct with the same force and effect as though expressly made on and as of such Closing Date; and

(ii) the Company has complied with all the agreements hereunder and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date.

(h) The Supplemental Indenture. The Company shall have entered into the Supplemental Indenture and the Underwriters shall have received executed counterparts thereof.

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(i) No Objection. Either no filing with the Financial Industry Regulatory Authority, Inc. (“FINRA”) shall be required, or FINRA shall have confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

(j) Additional Documents. On or before the Closing Date, the Representatives and counsel for the Underwriters shall have received such information, documents and opinions as they may reasonably require for the purposes of enabling them to pass upon the issuance and sale of the Securities as contemplated herein, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained.

If any condition specified in this Section 5 is not satisfied when and as required to be satisfied, this Agreement may be terminated by the Representatives by notice to the Company at any time on or prior to the Closing Date, which termination shall be without liability on the part of any party to any other party, except that Sections 4, 6, 8, 9 and 17 shall at all times be effective and shall survive such termination.

SECTION 6. Reimbursement of Underwriters’ Expenses. If this Agreement is terminated by the Representatives pursuant to Section 5, 11(i) (solely as it applies to a suspension or limitation in trading or quotation in any of the Company’s securities) or 11(iv), or if the sale to the Underwriters of the Securities on the Closing Date is not consummated because of any refusal, inability or failure on the part of the Company to perform any agreement herein or to comply with any provision hereof, the Company agrees to reimburse the Representatives and the other Underwriters (or such Underwriters as have terminated this Agreement with respect to themselves), severally, upon demand for all reasonable out-of-pocket expenses that shall have been incurred by the Representatives and the Underwriters in connection with the proposed purchase and the offering and sale of the Securities, including but not limited to reasonable fees and disbursements of counsel, printing expenses, travel expenses, postage, facsimile and telephone charges.

SECTION 7. Certain Agreements of the Underwriters. Each Underwriter hereby represents and agrees that:

(A) It has not and will not use, authorize use of, refer to, or participate in the planning for use of, any “free writing prospectus”, as defined in Rule 405 under the Securities Act (which term includes use of any written information furnished to the Commission by the Company and not incorporated by reference into the Registration Statement and any press release issued by the Company) other than (i) a free writing prospectus that, solely as a result of use by such underwriter, would not trigger an obligation to file such free writing prospectus with the Commission pursuant to Rule 433, (ii) any free writing prospectus listed on Exhibit C (including any electronic road show or other written communications, in each case approved in writing in advance by the Representatives), or (iii) any free writing prospectus prepared by such underwriter and approved by the Company in writing in advance. Notwithstanding the foregoing, the Underwriters may use a term sheet substantially in the form of Exhibit B hereto without the consent of the Company.

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(B) It is not subject to any pending proceeding under Section 8A of the Securities Act with respect to the offering (and will promptly notify the Company if any such proceeding against it is initiated during the Prospectus Delivery Period).

(C) Each Underwriter agrees to the offering restrictions as set forth on Exhibit E hereto.

SECTION 8. Indemnification.

(a) Indemnification of the Underwriters. The Company agrees to indemnify and hold harmless each Underwriter, its directors, officers, employees and agents, and each person, if any, who controls any Underwriter within the meaning of the Securities Act and the Exchange Act, against any loss, claim, damage, liability or expense, as incurred, to which such Underwriter or such director, officer, employee, agent or controlling person may become subject, under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereto or any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or (ii) any untrue statement or alleged untrue statement of a material fact contained in the Prospectus (or any amendment or supplement thereto), any Issuer Free Writing Prospectus or any Time of Sale Information or any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and to reimburse each Underwriter and each such director, officer, employee, agent and controlling person for any and all expenses (including the reasonable fees and disbursements of a single firm of counsel chosen by the Representatives and a single firm of local counsel in each relevant local jurisdiction) as such expenses are reasonably incurred by such Underwriters or such director, officer, employee, agent or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the foregoing indemnity agreement shall not apply to any loss, claim, damage, liability or expense to the extent, but only to the extent, arising out of or based upon any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representatives expressly for use in the Registration Statement (or any amendment thereto), the Prospectus (or any amendment or supplement thereto), any Issuer Free Writing Prospectus or any Time of Sale Information. The indemnity agreement set forth in this Section 8(a) shall be in addition to any liabilities that the Company may otherwise have.

(b) Indemnification of the Company. Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company and its directors, officers and employees and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act to the same extent as the indemnity set forth in paragraph (a) above, but only with respect to any losses, claims, damages, liabilities or expenses that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance

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upon and in conformity with any information relating to such Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in the Registration Statement (or any amendment thereto), the Prospectus (or any amendment or supplement thereto), any Issuer Free Writing Prospectus or any Time of Sale Information; and to reimburse the Company and each such director, officer, employee or controlling person for any and all expenses (including the reasonable fees and disbursements of their counsel) as such expenses are reasonably incurred by the Company or such director, officer, employee or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action. The Company hereby acknowledges that the only information furnished to the Company by any Underwriter through the Representatives expressly for use in the Registration Statement (or any amendment thereto), the Prospectus (or any amendment or supplement thereto), any Issuer Free Writing Prospectus or any Time of Sale Information are the following statements set forth in the Preliminary Prospectus and the Prospectus: (i) the third paragraph under the heading “Underwriting”, (ii) the third sentence of the fifth paragraph under the heading “Underwriting”, (iii) the sixth paragraph under the heading “Underwriting”, (iv) the seventh paragraph under the heading “Underwriting” and (v) the sixth, seventh and eighth sentences of the twelfth paragraph under the heading “Underwriting”. The indemnity agreement set forth in this Section 8(b) shall be in addition to any liabilities that each Underwriter may otherwise have.

(c) Notifications and Other Indemnification Procedures. Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability under this Section 8 to the extent it is not prejudiced as a proximate result of such failure and will not relieve it from any liability otherwise than under this Section 8. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it shall elect, jointly with all other indemnifying parties similarly notified, by written notice delivered to the indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, such indemnified party shall have the right to employ its own counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party, unless: (i) the employment of such counsel has been specifically authorized in writing by the indemnifying party; (ii) the indemnifying party has failed promptly to assume the defense and employ counsel reasonably satisfactory to the indemnified party; or (iii) the named parties to any such action (including any impleaded parties) include both such indemnified party and the indemnifying party or any affiliate of the indemnifying party, and such indemnified party shall have reasonably concluded, based on advice from counsel, that either (x) there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party or such affiliate of the indemnifying party or (y) a conflict may exist between such indemnified party and the indemnifying party or such affiliate of the indemnifying party (it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to a single firm of local counsel) for all such indemnified parties, which firm shall be designated in writing by the

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Representatives in the case of the indemnified parties referred to in Section 8(a) and by the Company in the case of the indemnified parties referred to in Section 8(b) and that all such reasonable fees and expenses shall be reimbursed as they are incurred). Upon receipt of notice from the indemnifying party to such indemnified party of such indemnifying party’s election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence, in which case the reasonable fees and expenses of counsel shall be at the expense of the indemnifying party.

(d) Settlements. The indemnifying party under this Section 8 shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party against any loss, claim, damage, liability or expense by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by Section 8(c) hereof, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request or disputed in good faith the indemnified party’s entitlement to such reimbursement prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity was or could have been sought hereunder by such indemnified party, unless such settlement, compromise or consent (i) includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

SECTION 9. Contribution. If the indemnification provided for in Section 8 is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount paid or payable by such indemnified party, as incurred, as a result of any losses, claims, damages, liabilities or expenses referred to therein (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Underwriters, on the other hand, from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and the Underwriters, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and the Underwriters, on the other hand, in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total

21

net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Company, and the total discount received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate initial offering price of the Securities. The relative fault of the Company, on the one hand, and the Underwriters, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or the Underwriters, on the other hand, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 8(c), any reasonable legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in Section 8 hereof with respect to notice of commencement of any action shall apply if a claim for contribution is to be made under this Section 9; provided, however, that no additional notice shall be required with respect to any action for which notice has been given under Section 8 hereof for purposes of indemnification.

The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 9.

Notwithstanding the provisions of this Section 9, no Underwriter shall be required to contribute any amount in excess of the amount by which the total underwriting discount received by such Underwriter in connection with the Securities underwritten by it exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute pursuant to this Section 9 are several in proportion to their respective underwriting commitments as set forth opposite their names in Schedule A, and not joint. For purposes of this Section 9, each director, officer, employee and agent of an Underwriter and each person, if any, who controls an Underwriter within the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as such Underwriter, and each director, officer and employee of the Company and each person, if any, who controls the Company within the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as the Company.

SECTION 10. Default of One or More of the Several Underwriters. If, on the Closing Date, any one or more of the several Underwriters shall fail or refuse to purchase Securities that it or they have agreed to purchase hereunder on such date, and the aggregate principal amount of Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase does not exceed 10% of the aggregate principal amount of the Securities to be purchased on such date, the other Underwriters shall be obligated, severally, in the proportion that the aggregate principal amounts of such Securities set forth opposite their respective names

22

on Schedule A bears to the aggregate principal amount of such Securities set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as may be specified by the Representatives with the consent of the non-defaulting Underwriters, to purchase such Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date. If, on the Closing Date, any one or more of the Underwriters shall fail or refuse to purchase such Securities and the aggregate principal amount of such Securities with respect to which such default occurs exceeds 10% of the aggregate principal amount of Securities to be purchased on such date, and arrangements satisfactory to the Representatives and the Company for the purchase of such Securities are not made within 48 hours after such default, this Agreement shall terminate without liability of any party to any other party, except that the provisions of Sections 4, 8, 9 and 17 shall at all times be effective and shall survive such termination. In any such case, either the Representatives or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days in order that the required changes, if any, to the Registration Statement or the Prospectus or any other documents or arrangements may be effected. As used in this Agreement, the term “Underwriter” shall be deemed to include any person substituted for a defaulting Underwriter under this Section 10. Any action taken under this Section 10 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

SECTION 11. Termination of this Agreement. Prior to the Closing Date, this Agreement may be terminated by the Representatives by notice given to the Company if at any time: (i) trading or quotation in any of the Company’s securities shall have been suspended or limited by the Commission or the New York Stock Exchange, or trading in securities generally on either the Nasdaq Stock Market or the New York Stock Exchange shall have been suspended or limited, or minimum or maximum prices shall have been generally established on any of such stock exchanges by the Commission or FINRA; (ii) a general banking moratorium shall have been declared by any of the federal or New York authorities; (iii) there shall have occurred any outbreak or escalation of national or international hostilities or any crisis or calamity involving the United States, or any change in the United States or international financial markets, or any substantial change or development involving a prospective substantial change in United States’ or international political, financial or economic conditions, as in the judgment of the Representatives is material and adverse and makes it impracticable or inadvisable to offer, sell or deliver the Securities in the manner and on the terms described in the Time of Sale Information or the Prospectus or to enforce contracts for the sale of securities; (iv) in the judgment of the Representatives there shall have occurred any Material Adverse Change; or (v) there shall have occurred a material disruption in commercial banking or securities settlement or clearance services. Any termination pursuant to this Section 11 shall be without liability of any party to any other party except as provided in Sections 4 and 6 hereof, and provided further that Sections 4, 6, 8, 9 and 17 shall survive such termination and remain in full force and effect.

SECTION 12. No Fiduciary Duty. The Company acknowledges and agrees that: (i) the purchase and sale of the Securities pursuant to this Agreement, including the determination of the public offering price of the Securities and any related discounts and commissions, is an arm’s-length commercial transaction between the Company, on the one hand, and the several Underwriters, on the other hand, and the Company is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated by this Agreement; (ii) in connection with each transaction contemplated hereby and the process

23

leading to such transaction each Underwriter is and has been acting solely as a principal and is not the financial advisor, agent or fiduciary of the Company or its affiliates, stockholders, creditors or employees or any other party; (iii) no Underwriter has assumed or will assume an advisory, agency or fiduciary responsibility in favor of the Company with respect to any of the transactions contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company on other matters) and no Underwriter has any obligation to the Company with respect to the offering contemplated hereby except the obligations expressly set forth in this Agreement; (iv) the several Underwriters and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company and that the several Underwriters have no obligation to disclose any of such interests by virtue of any advisory, agency or fiduciary relationship; and (v) the Underwriters have not provided any legal, accounting, regulatory or tax advice with respect to the offering contemplated hereby and the Company has consulted its legal, accounting, regulatory and tax advisors to the extent it deemed appropriate. Any review by the Representatives or any Underwriter of the Company, the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of the Representatives or such Underwriter and shall not be on behalf of the Company or any other person.

This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company and the several Underwriters with respect to the subject matter hereof. The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against the several Underwriters with respect to any breach or alleged breach of agency or fiduciary duty with respect to the transactions contemplated hereby or the process leading thereto.

SECTION 13. Representations and Indemnities to Survive Delivery. The respective indemnities, agreements, representations, warranties and other statements of the Company or its officers and of the several Underwriters set forth in or made pursuant to this Agreement (i) will remain operative and in full force and effect, regardless of any (A) investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, the officers or employees of any Underwriters, or any person controlling the Underwriter, the Company, the officers or employees of the Company, or any person controlling the Company, as the case may be or (B) acceptance of the Securities and payment for them hereunder and (ii) will survive delivery of and payment for the Securities sold hereunder and any termination of this Agreement.

SECTION 14. Notices. All communications hereunder shall be in writing and shall be mailed, hand delivered or delivered by overnight courier to the parties hereto as follows:

If to the Representatives:

Barclays Capital Inc.

745 Seventh Avenue

New York, New York 10019

Attention: Syndicate Registration

J.P. Morgan Securities LLC

24

383 Madison Avenue

New York, NY 10179

Attention: Investment Grade Syndicate Desk – 3rd Floor

Merrill Lynch Pierce, Fenner & Smith

                     Incorporated

50 Rockefeller Plaza

NY1-050-12-01

New York, NY 10020

Attention: High Grade Transaction Management/Legal

with a copy to:

Freshfields Bruckhaus Deringer US LLP

601 Lexington Avenue

New York, New York 10022

Attention: Valerie Ford Jacob

If to the Company:

Republic Services, Inc.

18500 North Allied Way

Phoenix, Arizona 85054

Attention: Michael P. Rissman, Executive Vice President and General Counsel

With a copy to:

Mayer Brown LLP

71 South Wacker Drive

Chicago, Illinois 60606

Attention: Jodi Simala

Any party hereto may change the address for receipt of communications by giving written notice to the others.

SECTION 15. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto, including any substitute Underwriters pursuant to Section 10 hereof, and to the benefit of the directors, officers, employees, agents and controlling persons referred to in Sections 8 and 9, and in each case their respective successors, and no other person will have any right or obligation hereunder. The term “successors” shall not include any purchaser of the Securities as such from any of the Underwriters merely by reason of such purchase.

SECTION 16. Partial Unenforceability. The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to

25

be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

SECTION 17. Governing Law Provisions. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN THAT STATE.

SECTION 18. General Provisions. This Agreement may be executed in two or more counterparts, each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit. The Section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement.

SECTION 19. USA Patriot Act. In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the underwriters are required to obtain, verify and record information that identifies their respective clients, including the Company, which information may include the name and address of their respective clients, as well as other information that will allow the underwriters to properly identify their respective clients.

26

If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to the Company the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

Very truly yours,

REPUBLIC SERVICES, INC.

By:	/s/ Marsha Lacy
	Name:	Marsha Lacy
	Title:	Vice President and Treasurer

[Signature Page – Underwriting Agreement]

The foregoing Underwriting Agreement is hereby confirmed and accepted by the Representatives as of the date first above written, It is understood that by executing this Underwriting Agreement on behalf of each of the Underwriters, each Representative represents that it is authorized to execute this Underwriting Agreement on behalf of each of the Underwriters.

BARCLAYS CAPITAL INC.
J.P. MORGAN SECURITIES LLC
MERRILL LYNCH, PIERCE, FENNER & SMITH
INCORPORATED

Acting as Representatives of the several Underwriters named in the attached Schedule A.

By:	Barclays Capital Inc.

By:	/s/ Kenneth Chang
	Name:	Kenneth Chang
	Title:	Managing Director

By:	J.P. Morgan Securities LLC

By:	/s/ Robert Bottamedi
	Name:	Robert Bottamedi
	Title:	Vice President

By:	Merrill Lynch, Pierce, Fenner & Smith
Incorporated

By:	/s/ Laurie Campbell
	Name:	Laurie Campbell
	Title:	Managing Director

[Signature Page – Underwriting Agreement]

SCHEDULE A

Underwriters	Aggregate Principal Amount of Securities to be Purchased
Barclays Capital Inc.	$100,000,000
J.P. Morgan Securities LLC	100,000,000
Merrill Lynch, Pierce, Fenner & Smith Incorporated	100,000,000
Deutsche Bank Securities Inc.	50,000,000
Mitsubishi UFJ Securities (USA), Inc.	50,000,000
SunTrust Robinson Humphrey Inc.	50,000,000
Mizuho Securities USA Inc.	25,000,000
RBS Securities Inc.	25,000,000

Total	$500,000,000

Sch-1

EXHIBIT A-1

[Form of Opinion of Mayer Brown LLP]

(i)	The Company is validly existing as a corporation in good standing under the laws of the state of Delaware and has corporate power and authority to own or lease, as the case may be, and operate its properties and to conduct its business as described in the Time of Sale Information and the Prospectus and to enter into and perform its obligations under the Underwriting Agreement and the Indenture; the Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction listed in Schedule I hereto.

(ii)	This Agreement has been duly authorized, executed and delivered by the Company.

(iii)	The Indenture has been duly authorized, executed and delivered by the Company and (assuming the due authorization, execution and delivery thereof by the Trustee) constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or at law) and except as rights to indemnification may be limited by applicable law and public policy considerations. The Indenture has been duly qualified under the Trust Indenture Act.

(iv)	The Securities are in the form contemplated by the Indenture, have been duly authorized and executed by the Company and, when authenticated in the manner provided for in the Indenture and delivered against payment of the purchase price as specified in the Underwriting Agreement, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or at law), and will be entitled to the benefits of the Indenture.

(v)	The Securities and the Indenture conform in all material respects to the descriptions thereof contained in the Time of Sale Information and the Prospectus under the captions “Description of the Notes” and, insofar as applicable, “Description of Debt Securities.”

(vi)

The Registration Statement is an “automatic shelf registration statement” (as defined under Rule 405 of the Securities Act) that has been filed with the Commission not earlier than three years prior to the date of the Underwriting Agreement; each of the Preliminary Prospectus and the Prospectus was filed with the Commission in the manner and within the time period required by Rule 424(b) under the Securities Act; and, to the knowledge of such counsel, no order suspending the effectiveness of the Registration Statement has been issued, no notice of objection of the Commission to the use of such registration

A-1

statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Securities Act has been received by the Company and no proceeding for that purpose or pursuant to Section 8A of the Securities Act against the Company or in connection with the offering is pending or threatened by the Commission.

(vii)	The Registration Statement, as of its most recent effective date, the Preliminary Prospectus, as of the Time of Sale, and the Prospectus, as of its date, (other than the financial statements and related schedules and other financial data included or incorporated by reference therein or omitted therefrom and the Statements of Eligibility on Form T-1s, in each case as to which such counsel need express no opinion) complied as to form in all material respects with the requirements of the Securities Act.

(viii)	The documents incorporated by reference in the Time of Sale Information and the Prospectus (except for financial statements and schedules and other financial data included or incorporated by reference therein or omitted therefrom, in each case as to which such counsel need express no opinion), at the time they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Exchange Act.

(ix)	The statements set forth in each of the Time of Sale Information and the Prospectus under the caption “Material United States Federal Tax Considerations,” insofar as such statements constitute a summary of the United States federal tax laws referred to therein, and subject to the limitations, qualifications and assumptions set forth therein, are true, correct and complete in all material respects.

(x)	The execution, delivery and performance of this Agreement, the Securities and the Indenture by the Company and the performance by the Company of its obligations thereunder (other than any indemnification provisions, as to which we express no opinion) (i) will not result in a violation of any provisions of the articles of incorporation or by-laws of the Company, (ii) will not conflict with or constitute a breach of or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to any Existing Instrument filed as exhibits 4.1 to 4.22 to the Company’s most recently filed Annual Report on Form 10-K or any material contract filed on Form 8-K after the date of the Company’s most recent Annual Report on Form 10-K and (iii) will not result in a violation of any federal or New York State law or regulation or any Delaware corporate law or regulation which, in such counsel’s experience, are normally applicable to transactions of the type contemplated by this Agreement (in each case other than state securities or blue sky laws, as to which such counsel express no opinion), or any judgment, order or decree of any federal, New York State or Delaware court or governmental authority binding on the Company of which such counsel is aware.

(xi)

No consent, approval, authorization or other order of, or registration or filing under Delaware corporate law or with any federal or New York State governmental authority is required for the execution, delivery and performance by the Company of this Agreement or the Indenture or consummation of the transactions contemplated hereby (including the issuance and sale by the Company of the Securities), other than (a) such as have been

A-2

obtained or made, (b) as are required by FINRA and (c) such as may be required by applicable state “blue sky” or similar state or foreign securities laws.

(xii)	The Company is not, and after receipt of payment for the Securities and the application of the proceeds thereof as contemplated under the caption “Use of Proceeds” in the Time of Sale Information and the Prospectus will not be, required to register as an “investment company” within the meaning of the Investment Company Act.

A-3

Schedule I

Foreign Qualifications

A-4

EXHIBIT A-2

[Form of Negative Assurance Letter of Mayer Brown LLP]

Subject to the foregoing and on the basis of the information we gained in the course of performing the services referred to above, we confirm to you that nothing came to our attention that caused us to believe that:

(1) the Registration Statement, at the time of its most recent effective date with respect to the Underwriters (including the information, if any, deemed pursuant to Rule 430A, 430B or 430C to be part of the Registration Statement at the time of such effectiveness), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading,

(2) the Time of Sale Information, at the Time of Sale, contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or

(3) the Prospectus, as of its date and as of the date hereof, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading:

provided, however, that we do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Time of Sale Information or the Prospectus, except as otherwise specifically provided in paragraphs (v) and (ix) in our opinion of today’s date addressed to you, and we do not express any belief with respect to the financial statements or other financial or accounting data or information or assessments of or reports on the effectiveness of internal control over financial reporting contained in, incorporated by reference into or omitted from the Registration Statement, Time of Sale Information or Prospectus.

A-5

EXHIBIT A-3

[Form of opinion of Executive Vice President and General Counsel]

(i)	Except as disclosed in the Registration Statement, the Time of Sale Information and the Prospectus, there are no legal or governmental actions, suits or proceedings pending or, to the best of my knowledge, threatened against or affecting the Company or any of its subsidiaries where any such action, suit or proceeding, if determined adversely, would, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change or adversely affect the consummation of the transactions contemplated by this Agreement.

A-6

EXHIBIT B

Filed Pursuant to Rule 433

Registration No. 333-195485

Republic Services, Inc.

Pricing Term Sheet

March 4, 2015

3.200% Notes due 2025

Issuer:	Republic Services, Inc.

Ratings*:

Principal Amount:	$500,000,000

Trade Date:	March 4, 2015

Settlement Date:	March 11, 2015 (T+5)

Maturity Date:	March 15, 2025

Interest Payment Dates:	March 15 and September 15, beginning September 15, 2015

Benchmark Treasury:	UST 2.000% due February 15, 2025

Benchmark Treasury Price and Yield:	98-30 and 2.119%

Spread to Benchmark Treasury	T + 113 basis points

Yield to Maturity:	3.249%

Coupon (Interest Rate):	3.200%

Price to Public:	99.584%

Underwriting Discount:	0.65%

Make-Whole Call:	Prior to three months before the maturity date, T + 20 basis points

Par Call:	On or after three months before the maturity date

B-1

CUSIP/ISIN:	760759AQ3/US760759AQ36

Joint Book-Running Managers:	Barclays Capital Inc. J.P. Morgan Securities LLC Merrill Lynch, Pierce, Fenner & Smith Incorporated Deutsche Bank Securities Inc. Mitsubishi UFJ Securities (USA), Inc. SunTrust Robinson Humphrey, Inc.

Co-Managers:	Mizuho Securities USA Inc. RBS Securities Inc.

*	Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

The issuer has filed a registration statement (including a prospectus and preliminary prospectus supplement) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling Barclays Capital Inc. toll-free at (888) 603-5847, J.P. Morgan Securities LLC collect at (212) 834-4533 or Merrill Lynch, Pierce, Fenner & Smith Incorporated toll free at (800) 294-1322.

This pricing term sheet supplements the preliminary prospectus supplement issued by Republic Services, Inc. on March 4, 2015 relating to its Prospectus dated April 25, 2014.

B-2

EXHIBIT C

Free Writing Prospectuses Constituting Part of the Time of Sale Information

Pricing Term Sheet dated March 4, 2015.

C-1

EXHIBIT D

Agromin OC, LLC
Champlin Refuse, Inc.
Congress Development Co.
Continental Waste Industries – Gary, Inc.
EcoSort, L.L.C.
Evergreen National Indemnity Company
Foothill Sanitary Landfill, Inc.
Kent-Meridian Disposal Company
Marion Investment Group, LLC
Marion Recycling Center, Inc.
Marion Resource Recovery Facility, LLC
Organic Dynamics, LLC
Roosevelt Associates
Simmons & Eastern, LLC
VHG, Inc.
Warner Hill Development Company

D-1

EXHIBIT E

Offering Restrictions

In relation to each Member State of the European Economic Area that has implemented the Prospectus Directive (each, a “Relevant Member State”), each Underwriter has represented and agreed that with effect from and including the date on which the Prospectus Directive was implemented in that Relevant Member State (the “Relevant Implementation Date”) it has not made and will not make an offer of Securities to the public in that Relevant Member State other than:

(a) to any legal entity that is a qualified investor as defined in the Prospectus Directive;

(b) to fewer than 150 natural or legal persons (other than qualified investors as defined in the Prospectus Directive), subject to obtaining the prior consent of the relevant Underwriter or Underwriters nominated by the Company for any such offer; or

(c) in any other circumstances falling within Article 3(2) of the Prospectus Directive,

provided that no such offer of any Securities shall require the Company or any Underwriter to publish a prospectus pursuant to Article 3 of the Prospective Directive or supplement a prospectus pursuant to Article 16 of the Prospectus Directive.

For the purposes of this provision, the expression an “offer of Securities to the public” in relation to any Securities in any Relevant Member State means the communication in any form and by any means of sufficient information on the terms of the offer and the Securities to be offered so as to enable an investor to decide to purchase or subscribe any Securities , as the same may be varied in that Relevant Member State by any measure implementing the Prospectus Directive in that Relevant Member State. The expression “Prospectus Directive” means Directive 2003/71/EC (as amended, including by Directive 2010/73/EU), and includes any relevant implementing measure in the Relevant Member State.

Notice to Prospective Investors in the United Kingdom

The Registration Statement, the Preliminary Prospectus and the Prospectus are only being distributed to, and are only directed at, (1) persons who are outside the United Kingdom, (2) investment professionals falling within Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (the “Order”) or (3) high net worth entities, and such other persons to whom it may lawfully be communicated, falling within Article 49(2)(a) to (d) of the Order (each such person being referred to as a “relevant person”). The Securities are only available to, and any invitation, offer or agreement to subscribe, purchase or otherwise acquire the Securities will be engaged in only with, relevant persons. Any person who is not a relevant person should not act or rely on the Registration Statement, the Preliminary Prospectus and the Prospectus or any of their contents.

Each Underwriter has represented and agreed, that:

E-1

(a)	it has only communicated or caused to be communicated and will only communicate or cause to be communicated an invitation or inducement to engage in investment activity (within the meaning of Section 21 of the Financial Services and Markets Act 2000, as amended (the “FSMA”)) received by it in connection with the issue or sale of any Securities in circumstances in which Section 21(1) of the FSMA does not apply to the Company; and

(b)	it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to any Securities in, from or otherwise involving the United Kingdom.

E-2

Exhibit 4.1

REPUBLIC SERVICES, INC.

to

U.S. BANK NATIONAL ASSOCIATION

as Trustee

FOURTH SUPPLEMENTAL INDENTURE,

Dated as of March 11, 2015

$500,000,000

3.20% Notes due 2025

Supplement to Indenture dated as of November 25, 2009

FOURTH SUPPLEMENTAL INDENTURE, dated as of March 11, 2015 (the “Fourth Supplemental Indenture”), between REPUBLIC SERVICES, INC., a Delaware corporation (hereinafter called the “Company”) and U.S. BANK NATIONAL ASSOCIATION, as trustee under the Base Indenture referred to below (hereinafter called the “Trustee”).

WHEREAS, the Company entered into an Indenture dated as of November 25, 2009 (the “Base Indenture,” all capitalized terms used in this Fourth Supplemental Indenture and not otherwise defined being used as defined in the Base Indenture) (the Base Indenture, as supplemented, including as supplemented by this Fourth Supplemental Indenture is hereinafter collectively called the “Indenture”) with the Trustee, providing for the issuance of senior debt securities, unlimited as to principal amount, to bear such rates of interest, to mature at such time or times, to be issued in one or more series and to have such other provisions as authorized by or pursuant to the authority granted in one or more resolutions of the Board of Directors of the Company; and

WHEREAS, the Company proposes to issue $500,000,000 aggregate principal amount of its 3.20% Notes due 2025 (such notes being referred to herein as the “Notes” and all references to Securities in the Base Indenture shall be deemed to refer also to the Notes unless the context otherwise provides); and

WHEREAS, Section 9.01 of the Base Indenture provides that without the consent of the Holders of the Securities of any series issued under the Base Indenture, the Company, when authorized by a Board Resolution, and the Trustee may enter into one or more indentures supplemental to the Base Indenture to, among other things, establish the form or terms of securities of any series as permitted by Sections 2.01 and 3.01 thereof; and

WHEREAS, the entry into this Fourth Supplemental Indenture by the parties hereto is in all respects authorized by the provisions of the Base Indenture; and

WHEREAS, all things necessary have been done to make this Fourth Supplemental Indenture, when executed and delivered by the Company, the legal, valid and binding agreement of the Company, in accordance with its terms; and

WHEREAS, all things necessary have been done to make the Notes, when executed and delivered by the Company and authenticated by the Trustee as provided for in the Indenture, the legal, valid and binding agreement of the Company, in accordance with its terms; and

NOW, THEREFORE, THIS FOURTH SUPPLEMENTAL INDENTURE WITNESSETH:

The parties hereto mutually covenant and agree as follows:

SECTION 1. The Base Indenture is hereby amended solely with respect to the Notes, except as otherwise expressly provided herein, as follows:

(A)	By amending Section 1.01 to replace in whole the following definitions thereto in lieu of the corresponding existing definitions, so that in the event of a conflict with the definition of terms in the Base Indenture, the following definitions shall control:

“Independent Investment Banker” means one of Barclays Capital, Inc., J.P. Morgan Securities LLC or Merrill Lynch, Pierce, Fenner & Smith Incorporated, as selected by the Company, and their respective successors, or if each of such firms is unwilling or unable to select the Comparable Treasury Issue, an independent investment banking institution of national standing appointed by the Company.

“Moody’s” means Moody’s Investors Service, Inc., a subsidiary of Moody’s Corporation, and its successors.

“Reference Treasury Dealer” means (1) each of Barclays Capital, Inc., J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated and their respective successors, provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), the Company will substitute for such firm another Primary Treasury Dealer, and (2) up to three additional Primary Treasury Dealers selected by the Independent Investment Banker after consultation with the Company.

“Restricted Subsidiary” means any Subsidiary of the Company which, at the time of determination, owns or is a lessee pursuant to a capital lease of any Principal Property.

“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., and its successors.

(B)	By amending Section 1.01 to add the following new definitions in correct alphabetical order:

“Change of Control” means the occurrence of any of the following after the date of issuance of the Notes:

1. the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the assets of the Company and its Subsidiaries taken as a whole to any “person” or “group” (as those terms are used in Section 13(d)(3) of the Exchange Act) other than to the Company or one of its Subsidiaries;

2. the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” or “group” (as those terms are used in Section 13(d)(3) of the Exchange Act, it being agreed that an employee of the Company or any of its Subsidiaries for whom shares are held under an employee stock ownership, employee retirement, employee savings or similar plan and whose shares are voted in accordance with the instructions of such employee shall not be a member of a “group” (as that term is used in Section 13(d)(3) of the Exchange Act) solely because such employee’s shares are held by a trustee under said plan) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of the Company’s Voting Stock representing more than 50% of the voting power of its outstanding Voting Stock;

3. the Company consolidates with, or merges with or into, any Person, or any Person consolidates with, or merges with or into, the Company, in any such event pursuant to a transaction in which any of the Company’s outstanding Voting Stock or Voting Stock of such other Person is converted into or exchanged for cash, securities or other property, other than any such transaction where the Company’s Voting Stock outstanding immediately prior to such transaction constitutes, or is converted into or exchanged for, Voting Stock representing more than 50% of the voting power of the Voting Stock of the surviving Person immediately after giving effect to such transaction;

4. during any period of 24 consecutive calendar months, the majority of the members of the Company’s Board of Directors shall no longer be composed of individuals (a) who were members of the Company’s Board of Directors on the first day of such period or (b) whose election or nomination to the Company’s Board of Directors was approved by individuals referred to in clause (a) above constituting, at the time of such election or nomination, at least a majority of the Company’s Board of Directors or, if directors are nominated by a committee of the Company’s Board of Directors, constituting at the time of such nomination, at least a majority of such committee; or

5. the adoption of a plan relating to the Company’s liquidation or dissolution.

“Change of Control Triggering Event” means, with respect to the Notes, the Notes cease to be rated Investment Grade by each of the Rating Agencies on any date during the period (the “Trigger Period”) commencing 60 days prior to the first public announcement by the Company of any Change of Control (or pending Change of Control) and ending 60 days following consummation of such Change of Control (which Trigger Period will be extended following consummation of a Change of Control for so long as any of the Rating Agencies has publicly announced that it is considering a possible ratings change). If a Rating Agency is not providing a rating for the Notes at the commencement of any Trigger Period, the Notes will be deemed to have ceased to be rated Investment Grade by such Rating Agency during that Trigger Period. Notwithstanding the foregoing, no Change of Control Triggering Event will be deemed to have occurred in connection with any particular Change of Control unless and until such Change of Control has actually been consummated.

“Investment Grade” means a rating of Baa3 or better by Moody’s (or its equivalent under any successor rating category of Moody’s) and a rating of BBB- or better by S&P (or its equivalent under any successor rating category of S&P), and the equivalent investment grade credit rating from any replacement rating agency or rating agencies selected by the Company under the circumstances permitting the Company to select a replacement agency and in the manner for selecting a replacement agency, in each case as set forth in the definition of “Rating Agency.”

“Notes” has the meaning set forth in the Recitals.

“Rating Agency” means each of Moody’s and S&P; provided, that if either of Moody’s or S&P ceases to rate the Notes or fails to make a rating of the Notes publicly available for reasons outside the Company’s control, the Company may appoint another “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) under the Exchange Act as a replacement for such Rating Agency; provided, that the Company shall give notice of such appointment to the Trustee.

“Voting Stock” of any specified Person as of any date means the capital stock of such Person that is at the time entitled to vote generally in the election of the board of directors of such Person.

(C)	By amending Section 4.01 by adding the following sentence at the end of thereof:

“Both Section 4.02 (defeasance and discharge) and Section 4.03 (covenant defeasance) shall apply to the Notes.”

(D)	By replacing Section 4.03 in its entirety with the following:

“Upon the Company’s exercise of the option applicable to this Section 4.03 with respect to the Notes, the Company shall be released from its obligations under any covenant or provision contained or referred to in Sections 10.05, 10.06, 10.07 and 14.01, with respect to the Defeased Securities, on and after the date the conditions set forth in Section 4.04 below are satisfied (hereinafter, “covenant defeasance”), and the Defeased Securities shall thereafter be deemed to be not “Outstanding” for the purposes of any direction, waiver, consent or declaration or Act of Holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed “Outstanding” for all other purposes hereunder, and the Events of Default under Section 5.01(c), (d) and (e) shall cease to be in full force and effect with respect to the Notes. For this purpose, such covenant defeasance means that, with respect to the

Defeased Securities, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Section, whether directly or indirectly, by reason of any reference elsewhere herein to any such Section or by reason of reference in any such Section to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under Section 5.01(c), (d) and (e) but, except as specified above, the remainder of this Indenture and such Defeased Securities shall be unaffected thereby.”

(E)	By amending Section 9.01 by:

(a)	deleting the period at the end of clause (m) and inserting the following: “; and”; and

(b)	inserting the following clause after clause (m):

“(n) to add additional Securities of the same class and series in one or more tranches from time to time.”

(F)	By amending Section 9.02 by:

(a)	deleting the word “or” at the end of clause (j);

(b)	deleting the period at the end of clause (k) and inserting the following: “; or”; and

(c)	inserting the following clause after clause (k):

“(l) amend, change or modify the Company’s obligation to make and consummate a Change of Control Offer in the event of a Change of Control Triggering Event in accordance with Section 14.01 after such Change of Control Triggering Event has occurred, including amending, changing or modifying any definition related thereto.”

(G)	By inserting after the first sentence in Section 3.01 the following:

“The aggregate principal amount of Notes which may be issued under this Indenture shall be unlimited and the Company may issue additional notes of the same class and series as the Notes (the “Additional Notes”) in one or more tranches from time to time, without notice to or the consent of existing Holders of the Securities of any series, including the Notes. The Additional Notes shall have the same terms as all other Notes and all references in the Indenture shall be deemed to also refer to the Additional Notes. The Additional Notes shall vote as a class with all other Notes as to matters as to which such Notes have a vote.”

(H)	By replacing Section 11.01 in its entirety with the following:

“(a)	Prior to the date that is three months prior to the Stated Maturity of the Notes, the Notes will be redeemable, as a whole or in part, at the option of the Company, at any time or from time to time, at a redemption price equal to the greater of:

(1)	100% of the principal amount of the Notes to be redeemed, and

(2)	the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Rate, plus 20 basis points.

In the case of each of clauses (1) and (2), accrued and unpaid interest will be payable to the redemption date.

(b)	On or after the date that is three months prior to the Stated Maturity of the Notes, the Notes will be redeemable, as a whole or in part, at the option of the Company, at any time or from time to time, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest thereon to the redemption date.”

(I)	By adding as a new “Article XIV” thereto the following:

“Article XIV

Repurchase of Notes at the Option of the Holders

Section 14.01. REPURCHASE AT OPTION OF HOLDERS UPON A CHANGE OF CONTROL

(a) Upon the occurrence of a Change of Control Triggering Event with respect to the Notes, unless the Company has exercised its right to redeem the Notes pursuant to Article XI of the Indenture, each Holder of Notes shall have the right to require the Company to purchase all or a portion (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of such Holder’s Notes pursuant to the offer described below (the “Change of Control Offer”), at a purchase price equal to 101% of the principal amount thereof plus accrued and unpaid interest, if any, to the date of purchase (the “Change of Control Payment”), subject to the rights of Holders on the relevant Regular Record Date to receive interest due on the relevant Interest Payment Date.

(b) Within 30 days following the date upon which the Change of Control Triggering Event occurred with respect to the Notes, or at the

Company’s option, prior to any Change of Control but after the public announcement of the pending Change of Control, the Company will be required to send, by first class mail, a notice to each Holder of Notes, with a copy to the Trustee, which notice shall govern the terms of the Change of Control Offer.

Such notice shall state:

(i)	the events causing the Change of Control;

(ii)	the date of the Change of Control;

(iii)	the amount of the Change of Control Payment;

(iv)	that the Holder must exercise the repurchase right prior to the close of business on the purchase date, which must be no earlier than 30 days nor later than 60 days from the date such notice is mailed, other than as may be required by law (the “Change of Control Payment Date”);

(v)	if the notice is mailed prior to any Change of Control but after the public announcement of the pending Change of Control, that the offer is conditioned on the Change of Control being consummated on or prior to the Change of Control Payment Date;

(vi)	the name and address of the Paying Agent;

(vii)	that the Holder must complete the Change of Control Repurchase Notice (as defined below) to participate in the Change of Control Offer; and

(viii)	any other procedures that Holders must follow to require the Company to repurchase the Notes.

(c) Repurchases of Notes under this Section 14.01 shall be made, at the option of the Holder thereof, upon

(i)	delivery to the Trustee (or other Paying Agent appointed by the Company) by a Holder of a duly completed notice (the “Change of Control Repurchase Notice”) in the form set forth on the reverse of the Note at any time prior 5:00 p.m., New York City Time, on the Change of Control Payment Date; or

(ii)	delivery or book-entry transfer of the Notes to the Trustee (or other Paying Agent appointed by the Company) at any time after delivery of the Change of Control Repurchase

Notice (together with all necessary endorsements) at the Corporate Trust Office of the Trustee or the corporate trust office of its Affiliate (or other Paying Agent appointed by the Company) in the Borough of Manhattan, such delivery being a condition to receipt by the Holder of the Change of Control Payment therefor; provided that such Change of Control Payment shall be so paid pursuant to this Section 14.01 only if the Note so delivered to the Trustee (or other Paying Agent appointed by the Company) shall conform in all respects to the description thereof in the related Change of Control Repurchase Notice.

The Change of Control Repurchase Notice shall state:

(i)	if certificated, the certificate numbers of Notes to be delivered for repurchase;

(ii)	the portion of the principal amount of Notes to be repurchased, which must be $2,000 or an integral multiple of $1,000 in excess thereof;

(iii)	that the Notes are to be repurchased by the Company pursuant to the applicable provisions of the Notes and the Indenture; and

(iv)	if such Change of Control Repurchase Notice is delivered prior to the occurrence of a Change of Control pursuant to a definitive agreement giving rise to a Change of Control, that the Holder acknowledges that the Company’s offer is conditioned on the consummation of such Change of Control.

provided, however, that if the Notes are not in certificated form, the Change of Control Repurchase Notice must comply with appropriate procedures of the Depositary.

(c) On the Change of Control Payment Date, the Company shall, to the extent lawful:

(i)	accept or cause a third party to accept for payment all Notes or portions of Notes properly tendered pursuant to the Change of Control Offer,

(ii)	deposit or cause a third party to deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all the Notes or portions of the Notes properly tendered, and

(iii)	deliver or cause to be delivered to the Trustee the Notes properly accepted together with an Officers’ Certificate stating the aggregate principal amount of Notes or portions of Notes being repurchased.

(d) The Company shall not be required to make a Change of Control Offer with respect to the Notes if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for such an offer made by the Company and such third party purchases all the Notes properly tendered and not withdrawn under its offer.

Section 14.02. COMPLIANCE WITH TENDER OFFER RULES

The Company shall comply in all material respects with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control Triggering Event. To the extent that the provisions of any such securities laws or regulations conflict with the Change of Control Offer provisions of the Notes, the Company shall comply with those securities laws and regulations and shall not be deemed to have breached the Company’s obligations under the Change of Control Offer provisions of the Notes by virtue of any such conflict.”

(J)	The form of Security attached as Exhibit A hereto shall be the form of Note for the series of Notes established by this Fourth Supplemental Indenture and the terms therein shall be incorporated by reference into this Fourth Supplemental Indenture.

SECTION 2. The Base Indenture is incorporated by reference in full into this Fourth Supplemental Indenture, and all parties to this Fourth Supplemental Indenture agree to be bound by the terms and provisions of the Base Indenture as supplemented and amended by this Fourth Supplemental Indenture. The Base Indenture and this Fourth Supplemental Indenture shall be read, taken and construed as one and the same instrument. All provisions included in this Fourth Supplemental Indenture supersede any similar provisions included in the Base Indenture unless not permitted by law.

SECTION 3. If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in this Fourth Supplemental Indenture by any of the provisions of the Trust Indenture Act, such required provision shall control.

SECTION 4. All covenants and agreements in this Fourth Supplemental Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

SECTION 5. In case any provision in this Fourth Supplemental Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions herein and therein shall not in any way be affected or impaired thereby.

SECTION 6. Nothing in this Fourth Supplemental Indenture, expressed or implied, shall give to any Person, other than the parties hereto and their successors hereunder, and the Holders of the Notes any benefit or any legal or equitable right, remedy or claim under this Fourth Supplemental Indenture.

SECTION 7. This Fourth Supplemental Indenture and each Note shall be deemed to be a contract made under the laws of the State of New York and this Fourth Supplemental Indenture and each such Note shall be governed by and construed in accordance with the laws of the State of New York.

SECTION 8. All terms used in this Fourth Supplemental Indenture not otherwise defined herein that are defined in the Base Indenture shall have the meanings set forth therein.

SECTION 9. This Fourth Supplemental Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page hereto by facsimile or electronic transmission shall be as effective as delivery of a manually executed counterpart of this Fourth Supplemental Indenture.

SECTION 10. The recitals contained herein and in the Notes, except the Trustee’s certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Fourth Supplemental Indenture or the Notes. The Trustee shall not be accountable for the use or application by the Company of Notes or the proceeds thereof.

IN WITNESS WHEREOF, the parties hereto have caused this Fourth Supplemental Indenture to be duly executed all as of the day and year first above written.

REPUBLIC SERVICES, INC., as Issuer

By:	/s/ Marsha Lacy
	Name:	Marsha Lacy
	Title:	Vice President and Treasurer

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By:	/s/ Rick Prokosch
	Name:	Rick Prokosch
	Title:	Vice President, Account Manager

EXHIBIT A

[FORM OF FACE OF SECURITY]

[THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY OR A SUCCESSOR DEPOSITARY. TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CEDE & CO. OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTION 3.06 OF THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT AND ANY SUCH CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]1

[1]	This paragraph should be included only if the Note is issued in global form.

REPUBLIC SERVICES, INC.

3.20% NOTES DUE 2025

CUSIP NO. 760759AQ3

No.	$

Republic Services, Inc., a Delaware corporation (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to                      or its registered assigns, the principal sum of              ($        ) United States dollars [,or such greater or lesser amount as may from time to time be endorsed on the Schedule of Increases and Decreases of Interests in the Global Note attached hereto (but in no event may such amount exceed the aggregate principal amount of Notes authenticated pursuant to Section 3.03 of the Indenture referred to below and then Outstanding pursuant the terms of the Indenture)]2, on March 15, 2025, at the office or agency of the Company referred to below, and to pay interest thereon from March 11, 2015 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on March 15 and September 15 in each year, commencing September 15, 2015 at the rate of 3.20% per annum, in United States dollars, until the principal hereof is paid or duly provided for. Interest shall be computed on the basis of a 360-day year comprised of twelve 30-day months.

The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or any Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the March 1 or September 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid, or duly provided for, and interest on such defaulted interest at the interest rate borne by the Securities, to the extent lawful, shall forthwith cease to be payable to the Holder on such Regular Record Date, and may either be paid to the Person in whose name this Security (or any Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee, notice thereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

Payment of the principal of, premium, if any, and interest on, this Security, and exchange or transfer of this Security, will be made at the office or agency of the Company in The City of New York maintained for such purpose (which initially will be a corporate trust office of the Trustee or its affiliate located at 100 Wall Street, Suite 1600, New York, NY 10005), or at such other office or agency as may be maintained for such purpose, in such coin or currency of

[2]	Use if Global Security

the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Company by check mailed to the address of the Person entitled thereto as such address shall appear on the Security Register.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been duly executed by the Trustee referred to on the reverse hereof or by the authenticating agent appointed as provided in the Indenture by manual signature of an authorized signer, this Security shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by the manual or facsimile signature of one of its authorized officers.

REPUBLIC SERVICES, INC.

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the 3.20% Notes due March 15, 2025 referred to in the within-mentioned Indenture.

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By:
Authorized Signatory

Dated:

[FORM OF REVERSE SIDE OF SECURITY]

REPUBLIC SERVICES, INC.

3.20% Notes due 2025

This Security is one of a duly authorized issue of Securities of the Company designated as its 3.20% Notes due 2025 (herein called the “Securities”), limited (except as otherwise provided in the Indenture referred to below) in aggregate principal amount to $500,000,000, issued under and subject to the terms of an indenture (herein called the “Indenture”) dated as of November 25, 2009, between the Company and U.S. Bank National Association, as trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), as supplemented by a Fourth Supplemental Indenture, dated as of March 11, 2015, between the Company and the Trustee to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Company, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered.

Prior to the date that is three months prior to their Stated Maturity, the Securities may be redeemed, as a whole or in part, at the option of the Company, at any time or from time to time at a Redemption Price equal to the greater of (1) 100% of the principal amount of the Securities to be redeemed and (2) the sum of the present values of the remaining scheduled payments of principal and interest thereon, discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Rate, plus 20 basis points, plus, in each case, accrued and unpaid interest to the Redemption Date, if any (subject to the right of holders of record of such Securities on relevant record dates to receive interest due on an interest payment date). On or after the date that is three months prior to their Stated Maturity, the Securities may be redeemed in whole or in part, at the option of the Company, at any time or from time to time at a Redemption Price equal to 100% of the principal amount of the Securities to be redeemed plus accrued and unpaid interest thereon to the Redemption Date, if any (subject to the right of holders of record of such Securities on relevant record dates to receive interest due on an interest payment date).

Any redemption may be made upon not less than 30 and not more than 60 days’ notice to the Holders thereof as provided in the Indenture.

If less than all of the Securities are to be redeemed, the Trustee shall select, not more than 60 nor less than 30 days before the Redemption Date, the Securities or portions thereof to be redeemed, by such method the Trustee shall deem fair and appropriate.

In the case of any redemption of Securities in accordance with the Indenture, interest installments whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holders of such Securities of record as of the close of business on the relevant Regular Record Date or Special Record Date referred to on the face hereof. Securities (or portions thereof) for whose redemption and payment provision is made in accordance with the Indenture shall cease to bear interest from and after the Redemption Date.

In the event of redemption or repurchase of this Security in accordance with the Indenture in part only, a new Security or Securities for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

Upon the occurrence of a Change of Control Triggering Event with respect to the Securities, unless the Company has exercised its right to redeem the Securities pursuant to Article XI of the Indenture, each Holder of the Securities shall have the right to require the Company to purchase all or a portion (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of such Holder’s Security pursuant to Article XIV of the Indenture.

If an Event of Default shall occur and be continuing, the principal amount of all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture contains provisions for defeasance at any time of (a) the entire Indebtedness on the Securities and (b) certain covenants and Defaults and Events of Default, in each case upon compliance with certain conditions set forth therein.

The Indenture permits, with certain exceptions (including certain amendments permitted without the consent of any Holders and certain amendments which require the consent of all of the Holders) as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders under the Indenture and the Securities at any time by the Company and the Trustee with the consent of the Holders of at least a majority in aggregate principal amount of the Securities at the time Outstanding that are affected. The Indenture also contains provisions permitting the Holders of at least a majority in aggregate principal amount of the Securities (100% of the Holders in certain circumstances) at the time Outstanding that are affected, on behalf of the Holders of all the Securities, to waive compliance by the Company with certain provisions of the Indenture and the Securities of such series and certain past Defaults and Events of Default under the Indenture and the Securities and their consequences. Any such consent or waiver by or on behalf of the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Security.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company or any other obligor on the Securities (in the event such other obligor is obligated to make payments in respect of the Securities), which is absolute and unconditional, to pay the principal of, and premium, if any, and interest on, this Security at the times, place, and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in the Borough of Manhattan,

The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or its attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities in certificated form are issuable only in registered form without coupons in denominations of $2,000 and any integral multiple of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Securities are exchangeable for a like aggregate principal amount of Securities of a differing authorized denomination, as requested by the Holder surrendering the same.

Except as indicated in the Indenture, no service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Holder waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE TO CONFLICT OF LAWS PRINCIPLES THEREOF.

All terms used in this Security which are defined in the Indenture and not otherwise defined herein shall have the meanings assigned to them in the Indenture.

CHANGE OF CONTROL REPURCHASE NOTICE

If you want to elect to have only part of the Security purchased by the Company pursuant to Section 14.01 of the Indenture, state the amount you elect to have purchased:

$

Date:

Your Signature:
(Sign exactly as your name appears on the face of this Security)

Tax Identification No:

Signature Guarantee*:

*	Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

SCHEDULE OF INCREASES AND DECREASES OF INTERESTS

IN THE GLOBAL SECURITY3

The following increases or decreases in this Global Security have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Security	Amount of increase in Principal Amount of this Global Security	Principal Amount of this Global Security following such decrease (or increase)	Signature of authorized officer of Trustee or Note Custodian

[3]	This should be included only if the Security is a Global Security.

Exhibit 5.1

Mayer Brown LLP 71 South Wacker Drive Chicago, Illinois 60606-4637 Main Tel +1 312 782 0600
March 11, 2015	Main Fax +1 312 701 7711 www.mayerbrown.com

Republic Services, Inc.

18500 North Allied Way

Phoenix, AZ 85054

Ladies and Gentlemen:

We have acted as special counsel for Republic Services, Inc., a Delaware corporation (the “Company”), in connection with the offer and sale of $500,000,000 aggregate principal amount of its 3.20% Notes due March 15, 2025 (the “Notes”) as set forth in the Prospectus Supplement, dated March 4, 2015 (the “Prospectus Supplement”), as filed with the Securities and Exchange Commission pursuant to Rule 424(b)(2) under the Securities Act of 1933, as amended (the “Securities Act”).

The Notes will be issued under an Indenture, dated as of November 25, 2009, between the Company and U.S. Bank National Association, as trustee (the “Trustee”), as supplemented by the Fourth Supplemental Indenture between the Company and the Trustee relating to the Notes dated as of March 11, 2015 (together, the “Indenture”).

In connection with our opinion, we have examined: (a) the Prospectus Supplement; (b) the Company’s Certificate of Incorporation and By-Laws, each as amended to date; (c) the Indenture; (d) the form of the Notes; and (e) such other documents and records as we have deemed necessary to enable us to render this opinion.

In our examination of the above referenced documents, we have assumed the genuineness of all signatures, the authenticity of all documents, certificates and instruments submitted to us as originals and the conformity with the originals of all documents submitted to us as copies. Also, we have relied as to certain factual matters on information obtained from public officials, officers of the Company and other sources believed by us to be responsible.

Based upon and subject to the foregoing and the matters set forth herein, assuming that the Indenture has been duly authorized, executed and delivered by, and represents the valid and binding obligation of, the Trustee, we are of the opinion that:

1. Upon the due execution, authentication, issuance and delivery of the Notes, and the receipt of the consideration therefor set forth in the Prospectus Supplement, the Notes will be valid and binding obligations of the Company entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms; except as enforcement thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or

Mayer Brown LLP operates in combination with other Mayer Brown entities with offices in Europe and Asia and is associated with Tauil & Chequer Advogados, a Brazilian law partnership.

Mayer Brown LLP

March 11, 2015

other similar laws affecting the enforcement of creditors’ rights generally or the application of equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

We express no opinion concerning the contents of the Prospectus Supplement, other than as to the validity of the Notes. We express no opinion as to the applicability of, compliance with or effect of, the law of any jurisdiction other than United States Federal law, the laws of the State of New York and the General Corporation Law of the State of Delaware.

We hereby consent to the reference to our firm under the caption “Legal Matters” in the Prospectus Supplement with respect to the matters stated therein, and to the filing of this opinion as an exhibit to the Company’s Current Report on Form 8-K. In giving this consent, we do not admit that we are “experts” within the meaning of Section 11 of the Securities Act or within the category of persons whose consent is required by Section 7 of the Securities Act.

Very truly yours,

/s/ Mayer Brown LLP

Mayer Brown LLP